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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2002


                         MINE SAFETY APPLIANCES COMPANY
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                     0-2504                  25-0668780
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(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)          Identification No.)

      121 Gamma Drive
      RIDC Industrial Park
      O'Hara Township
      Pittsburgh, Pennsylvania                               15238
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 412-967-3000

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                            PART II OTHER INFORMATION
                         MINE SAFETY APPLIANCES COMPANY

Item 7.  Financial Statements and Exhibits

         All exhibits are furnished pursuant to Item 9.

Exhibit Number

         99.1    Certification of J. T. Ryan III pursuant to 18 U.S.C.(S)1350
         99.2    Certification of D. L. Zeitler pursuant to 18 U.S.C.(S)1350

Item 9. Regulation FD Disclosure

On August 13, 2002, Mine Safety Appliances Company filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certifications of John T. Ryan III, Chief Executive Officer, and Dennis L. Zeitler, Chief Financial Officer, required pursuant to 18 U.S.C. (S) 1350. Conformed copies of such certifications are attached hereto as Exhibits 99.1 and 99.2

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         MINE SAFETY APPLIANCES COMPANY



Date: August 13, 2002             By      /s/ Dennis L. Zeitler
                                          Dennis L. Zeitler
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

   Number        Description                                                          Method of Filing
--------------   -------------                                                        ---------------------
    99.1         Certification of John T. Ryan III pursuant to 18 U.S.C.(S)1350        Furnished herewith
    99.2         Certification of Dennis L. Zeitler pursuant to 18 U.S.C.(S)1350       Furnished herewith